                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 30, 2003


                                 AMERALIA, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-15474


            Utah                                             84-0631765
------------------------------                      ----------------------------
 (State or other jurisdiction                       (IRS Employer Identification
incorporation or organization)                                Number)


                  20971 E. Smoky Hill Rd, Centennial, CO 80015
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (720) 876-2373
               ---------------------------------------------------
               Registrant's telephone number, including area code:


                                 Not applicable
                 -----------------------------------------------
                 (Former Address of Principal Executive Offices)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 20, 2003, AmerAlia, Inc., through its indirect, wholly-owned subsidiary, Natural Soda, Inc. (formerly named "Natural Soda AALA, Inc."), purchased the assets of White River Nahcolite Minerals Ltd. Liability Co. ("WRNM") and certain related contracts held by IMC Chemicals Inc. ("IMC Chemicals") with short-term financing provided by funds associated with The Sentient Group of Grand Cayman. Natural Soda, Inc. is owned by Natural Soda Holdings, Inc. (formerly "Natural Soda, Inc."). AmerAlia owns 100% of the outstanding stock of Natural Soda Holdings, Inc. ("NSHoldings"). WRNM is an indirect, wholly-owned subsidiary of IMC Global, Inc. ("IMC"). IMC Chemicals is a subsidiary of IMC.

         The original terms of the short-term financing required repayment on March 24, 2003, however, the parties extended the repayment date to April 17, 2003, then to May 31, 2003 and then again until June 30, 2003. Certain of the conditions precedent have not been met and the parties have agreed to extend the due date of the short-term financing until July 31, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired.

Not applicable.

         (b) Pro forma financial statements.

Not applicable.

         (c) Exhibits.

1.       +   Fourth Extension Agreement dated June 30, 2003, between AmerAlia,
             Inc., Natural Soda Holdings, Inc. (formerly Natural Soda, Inc.),
             Sentient Global Resource Fund I, LP and Sentient Global Resource
             Trust No. 1

+        Filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AMERALIA, INC.

June 30, 2003                                       By: /s/ Robert van Mourik
                                                        ------------------------
                                                        Robert C.J. van Mourik,
                                                        Executive Vice President

                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------
   1.+       Fourth Extension Agreement dated June 30, 2003, between AmerAlia,
             Inc., Natural Soda Holdings, Inc. (formerly Natural Soda, Inc.),
             Sentient Global Resource Fund I, LP and Sentient Global Resource
             Trust No. 1

-----------

+ Filed herewith.